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                                 EXHIBIT (7)(c)

                         FORM OF INDIVIDUAL APPLICATION
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                                                              Issued by: PFL Life Insurance Company ("PFL Life")
                                                                         A Transamerica Company
                                                                         4333 Edgewood Road N.E.
                                                                         Cedar Rapids, IA  52499-0001
VARIABLE ANNUITY APPLICATION                                  Mail the application and a check:
                                                                         PFL Life Insurance Company
                                                                         Attn:  Variable Annuity Dept.
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
1. owner   If no annuitant is specified in #2, the Owner will            joint owner(s)
           be the annuitant.

In the event the owner is a trust, please provide verification of trustees.  Trustee certificate in forms booklet.
Last Name                                                          Last Name
/  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
-------------------------------------------------------------      -------------------------------------------------------------
First Name                                                         First Name
/  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /      /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /
-------------------------------------------------------------      -------------------------------------------------------------
Address                                                            Address

--------------------------------------------------------------     -----------------------------------------------------------------
Street                                                             Street

--------------------------------------------------------------     -----------------------------------------------------------------
City                      State                Zip                 City                      State                Zip
Phone________________ SS#/TIN /  /  /  /-/  /  /-/  /  /  /  /     Phone_________________________ SS#/TIN /  /  /  /-/  /  /-/  /  /
[ ]Male  [ ]Female    Birthdate /  /  /-/  /  /-/  /  /  /  /      [ ]Male    [ ]Female     Birthdate /  /  /-/  /  /-/  /  /  /  /

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2.  annuitant   Complete only if different from Owner.             Address
Last Name
/  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /      -----------------------------------------------------------------
-------------------------------------------------------------      Street
First Name
/  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /  /     ------------------------------------------------------------------
-------------------------------------------------------------     City                            State               Zip
Relationship to Owner________________________________________     Phone____________________ SS#/TIN /  /  /  /-/  /  /-/  /  /  /  /
                                                                  [ ]Male      [ ]Female    Birthdate /  /  /-/  /  /-/  /  /  /  /

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3.  beneficiary(ies)
Primary__________________________________________   Relationship to Annuitant: _________________________________       _______%
Primary__________________________________________   Relationship to Annuitant: _________________________________       _______%
Contingent:______________________________________   Relationship to Annuitant: _________________________________       _______%
Contingent:______________________________________   Relationship to Annuitant: _________________________________       _______%

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4.  type of annuity
[ ] Non-Qualified            Qualified Types:     [ ] IRA  [ ] Roth IRA  [ ] SEP/IRA  [ ] 403(b)  [ ] Keogh  [ ] Roth Conversion
                                                  [ ] Other ______________________________________________________

IRA/SEP/ROTH IRA
$_______________________  Contribution for tax year __________.   ROTH IRA Rollover
$_______________________  Trustee to Trustee Transfer             /  /  /-/  /  /-/  /  /  /  /    Date first established or date of
                                                                  -----------------------------     conversion Portion previously
$_______________________  Rollover from [ ] IRA  [ ] 403(b)  [ ] Pension     $_____________         taxed
                                        [ ] Other ________________________________

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5.  family income protector   Please complete
    Family Income Protector Option:          [ ] Yes (Available at an additional cost, see prospectus)             [ ] No

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6.  minimum death benefit     Select one if owner(s) &               7.  replacement information
                              annuitant are age 84 or under.*
                              If no selection then Return of
                              Premium will apply.

Your selection cannot be changed after the policy has been           Will this annuity replace or change any existing annuity or
issued.                                                              life insurance?
                                                                     [ ] No      [ ] Yes (If Yes, complete the following)
[ ] 5% Annually Compounding Death Benefit to age 81 (only if         Company _______________________________________________________
    owner(s) and annuitant are under age 81 at time of               Policy No. ____________________________________________________
    purchase.) Annual M&E risk fee and administrative charge
    is 1.85%
[ ] Annual Step-Up Death Benefit (only if owner(s) and annuitant are under age 81 at time of purchase.)  Annuitant M&E risk fee and administrative charge is 1.85%
[ ] Return of Premium Death Benefit
    Annual M&E risk fee and administrative charge is 1.70%
    *(If owner(s) or annuitant is age 85 or older on the policy date, there is no guaranteed minimum death benefit option to be elected.)

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VA-APP R1099
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
8.   allocation of premium payments      Please fill in selected funds and fixed accounts.  The initial premium will be allocated as selected here.  If Dollar Cost Averaging also complete section 9.
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Initial Premium $________________________.  Make check payable to PFL Life Insurance Company. Following is authorized to make telephone transfer requests (check one only):
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[ ] Owner(s) only, or          [ ] Owner(s) and Owner's Registered Representative
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                                                         VARIABLE OPTIONS
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SUBADVISER                               PORTFOLIO                                                        INITIAL            DCA
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The Dreyfus Corporation                  DREYFUS SMALL CAP VALUE PORTFOLIO                                     .0%            .0%
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The Dreyfus Corporation                  DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO                          .0%            .0%
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Morgan Stanley Asset Management, Inc.    ENDEAVOR ASSET ALLOCATION PORTFOLIO                                   .0%            .0%
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J.P. Morgan Investment Mgmt. Inc.        ENDEAVOR ENHANCED INDEX PORTFOLIO                                     .0%            .0%
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Massachusetts Financial Services Co.     ENDEAVOR HIGH YIELD PORTFOLIO                                         .0%            .0%
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Janus Capital Corporation                ENDEAVOR JANUS GROWTH PORTFOLIO                                       .0%            .0%
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Morgan Stanley Asset Management, Inc.    ENDEAVOR MONEY MARKET PORTFOLIO                                       .0%            .0%
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OpCap Advisors                           ENDEAVOR OPPORTUNITY VALUE PORTFOLIO                                  .0%            .0%
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Montgomery Asset Mgmt. LLC               ENDEAVOR SELECT 50 PORTFOLIO                                          .0%            .0%
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OpCap Advisors                           ENDEAVOR VALUE EQUITY PORTFOLIO                                       .0%            .0%
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Transamerica Investment Services, Inc.   TRANSAMERICA VIF GROWTH PORTFOLIO                                     .0%            .0%
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T. Rowe Price Associates, Inc.           T. ROWE PRICE EQUITY INCOME PORTFOLIO                                 .0%            .0%
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T. Rowe Price Associates, Inc.           T. ROWE PRICE GROWTH STOCK PORTFOLIO                                  .0%            .0%
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Rowe-Price Fleming International, Inc.   T.ROWE PRICE INTERNATIONAL STOCK PORTFOLIO                            .0%            .0%
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Fred Alger Management, Inc.              WRL ALGER AGGRESSIVE GROWTH PORTFOLIO                                 .0%            .0%
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Goldman Sachs Asset Management           WRL GOLDMAN SACHS GROWTH PORTFOLIO                                    .0%            .0%
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Janus Capital Corporation                WRL JANUS GLOBAL PORTFOLIO                                            .0%            .0%
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NWQ Investment Management Company, Inc.  WRL NWQ VALUE EQUITY PORTFOLIO                                        .0%            .0%
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Pilgrim Baxter & Associates, Ltd.        WRL PILGRIM BAXTER MID CAP GROWTH PORTFOLIO                           .0%            .0%
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Salomon Brothers Asset Management, Inc.  WRL SALOMAN ALL CAP PORTFOLIO                                         .0%            .0%
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T. Rowe Price Associates, Inc.           WRL T. ROWE PRICE DIVIDEND GROWTH PORTFOLIO                           .0%            .0%
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T. Rowe Price Associates, Inc.           WRL T. ROWE PRICE SMALL CAP PORTFOLIO                                 .0%            .0%
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                                                                                                               .0%            .0%
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                                                                                                               .0%            .0%
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                                                                                                               .0%            .0%
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                                                           FIXED OPTIONS
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 .    Policy values when allocated to any of      Dollar Cost Averaging Account                                 .0%
     the Variable Options are not guaranteed     ----------------------------------------------------------------------------------
     as to fixed dollar amount.                  (Must complete DCA allocation above and section 9.)           .0%
                                                 ----------------------------------------------------------------------------------
 .    When funds are allocated to Fixed Account   1 Year Guaranteed Period                                      .0%
     Guaranteed Periods, policy values under     ----------------------------------------------------------------------------------
     policy may increase or decrease in          3 Year Guaranteed Period                                      .0%
     accordance with Excess Interest Adjustment  ----------------------------------------------------------------------------------
     prior to the end of Guaranteed Period.      5 Year Guaranteed Period                                      .0%
                                                 ==================================================================================
                                                 TOTAL VARIABLE AND FIXED                                     100%           100%
                                                 ==================================================================================
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9.   dollar cost averaging program    Must complete DCA Allocation in Section 8.  Authorized by Owner Signature in Section 10.
TRANSFER FROM:            [ ] DCA Fixed                      FREQUENCY  OPTIONS:  ______  Monthly Transfers (6 min., 24 max.)
            [ ] Money Market     [ ] U.S. Gov't Securities                        ______  Quarterly (4 min., 8 max.)
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10.  signature(s) of authorization acceptance

 .    Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exits and will assume no responsibility for inquiry.
 .    To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued by me.
 .    I (we) am in receipt of a current prospectus for this variable annuity.
 .    This application is subject to acceptance by PFL Life. If this application is rejected for any reason, PFL Life will be liable only for return of premium paid.
[ ]  Check here if you want to be sent a copy of Statement of Additional Information.
I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.
Signed at:     City__________________________________________ State ____________________________ Date _____________________________
Owner(s) ______________________________________________________ Joint Owner(s) ____________________________________________________
Annuitant (if not Owner) __________________________________________________________________________________________________________
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11.  agent information
Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
[ ] No     [ ] Yes
I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS
Registered Rep/Licensed Agent Name (please print): ________________________________________ Signature _____________________________
Phone ________________________________________________  SS#/TIN ___________________________________________________________________
Firm Name _________________________________________________________________________________________________________________________
Firm Address ______________________________________________________________________________________________________________________
For Registered Representative Use Only - Contact your home office for program information. [ ] Option A  [ ] Option B  [ ] Option C
(Once selected program cannot be changed)
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VA-APP R1099B